                                                                      EXHIBIT 99


                           $270,875,000 (APPROXIMATE)
                   CERTIFICATES FOR CONSECO FINANCE HOME LOANS
                                  SERIES 1999-G

                 INFORMATION REGARDING CERTAIN SUBSEQUENT LOANS

Set forth below is information regarding loans transferred to the Trust or identified for inclusion in the Trust on the Closing Date. The information below relates to the Loans described in the Prospectus Supplement dated November 1, 1999 and the Subsequent Loans. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Trust Agreement and the Indenture, each dated as of September 1, 1999.

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--
                                SUBSEQUENT LOANS

                                                                 % OF SUBSEQUENT
                                                                    LOANS BY
                            NUMBER OF      AGGREGATE PRINCIPAL     OUTSTANDING
                           SUBSEQUENT            BALANCE            PRINCIPAL
                           LOANS AS OF      OUTSTANDING AS OF     BALANCE AS OF
STATE                     CUT-OFF DATE        CUT-OFF DATE        CUT-OFF DATE
-----                    ---------------   -------------------    --------------
Alabama.................      166         $   3,723,986.70             2.98%
Arizona.................      219             5,995,651.40             4.80
Arkansas................       27               499,845.32             0.40
California..............      352            11,109,896.84             8.90
Colorado................      141             3,972,355.00             3.18
Connecticut.............       66             1,735,163.74             1.39
Delaware................       28               799,728.08             0.64
District of Columbia....        5               135,535.86             0.11
Florida.................      422            10,444,242.10             8.37
Georgia.................      208             5,369,747.37             4.30
Idaho...................       22               487,784.62             0.39
Illinois................      155             3,806,111.77             3.05
Indiana.................      116             2,991,093.89             2.40
Iowa....................       76             1,745,464.01             1.40
Kansas..................       52               923,111.08             0.74
Kentucky................       39               972,560.71             0.78
Louisiana...............       64             1,401,544.21             1.12
Maine...................       29               873,162.07             0.70
Maryland................      130             3,789,356.35             3.04
Massachusetts...........       70             2,029,225.63             1.63
Michigan................      223             5,346,067.81             4.28
Minnesota...............      104             2,651,842.72             2.12
Mississippi.............       55             1,110,206.67             0.89
Missouri................      136             3,138,139.21             2.51
Montana.................       13               303,799.42             0.24
Nebraska................       27               715,413.00             0.57
Nevada..................      101             2,858,968.20             2.29
New Hampshire...........       11               338,015.02             0.27
New Jersey..............      150             4,479,322.69             3.59
New Mexico..............       42             1,068,562.17             0.86
New York................      176             4,972,554.66             3.98
North Carolina..........       92             2,211,781.26             1.77
North Dakota............       13               373,659.07             0.30
Ohio....................      142             3,256,694.58             2.61
Oklahoma................       83             1,916,045.75             1.53
Oregon..................       68             2,027,777.19             1.62
Pennsylvania............      204             5,378,119.12             4.31
Rhode Island............       19               518,576.71             0.42
South Carolina..........       80             1,938,188.04             1.55
South Dakota............       20               458,169.32             0.37
Tennessee...............       17               508,374.11             0.41
Texas...................       11               293,460.75             0.24
Utah....................       21               556,598.46             0.45
Vermont.................        3                48,119.27             0.04
Virginia................      242             6,348,006.26             5.08
Washington..............      199             5,688,492.74             4.56
West Virginia...........       10               309,473.04             0.25
Wisconsin...............      108             2,747,490.98             2.20
Wyoming.................       23               482,822.60             0.39
                            -----          ---------------           ------
    Total...............    4,780          $124,850,307.57           100.00%
                            =====          ===============           ======

             DISTRIBUTION OF ORIGINAL LOAN AMOUNTS--SUBSEQUENT LOANS

                                                                                 % of Subsequent
                                            Number of                                Loans by
                                              Loans     Aggregate Principal    Outstanding Principal
   Original Contract                        as of Cut-  Balance Outstanding        Balance as of
  Amount (In Dollars)                        off Date   as of Cut-off Date          Cut-off Date
  -------------------                       ----------  -------------------    ---------------------
Less than $10,000.00.....................        30            241,645.01              0.19%
$ 10,000.00 to $ 19,999.99...............     1,505         22,149,495.86             17.74
$ 20,000.00 to $ 29,999.99...............     1,578         38,326,229.97             30.70
$ 30,000.00 to $ 39,999.99...............       959         32,505,649.47             26.04
$ 40,000.00 to $ 49,999.99...............       607         26,253,978.17             21.03
$ 50,000.00 to $ 59,999.99...............        95          4,899,033.27              3.92
$ 60,000.00 and over.....................         6            474,275.82              0.38
                                              -----       ---------------            ------
    Total................................     4,780       $124,850,307.57            100.00%
                                              =====       ===============            ======

                          LOAN RATES--SUBSEQUENT LOANS

                                                                 % of Subsequent
                            Number of                               Loans by
                              Loans      Aggregate Principal  Outstanding Principal
                            as of Cut-   Balance Outstanding      Balance as of
    Loan Rates               off Date    as of Cut-off Date        Cut-off Date
--------------------------  ----------   -------------------  ---------------------
Less than 9.001%...........      51           1,688,054.23              1.35%
 9.001% to 10.000%.........      68           2,404,193.40              1.93
10.001% to 11.000%.........      99           3,382,799.53              2.71
11.001% to 12.000%.........     116           3,715,265.26              2.98
12.001% to 13.000%.........     202           6,272,400.98              5.02
13.001% to 14.000%.........     384          11,297,837.84              9.05
14.001% to 15.000%.........   1,073          30,592,924.63             24.50
15.001% to 16.000%.........     960          25,094,413.53             20.10
16.001% to 17.000%.........   1,162          26,953,007.46             21.59
17.001% to 18.000%.........     536          11,110,084.28              8.90
18.001% to 19.000%.........     107           1,903,651.49              1.52
Over 19.000%...............      22             435,674.94              0.35
                              -----        ---------------            ------
    Total..................   4,780        $124,850,307.57            100.00%
                              =====        ===============            ======

                 REMAINING MONTHS TO MATURITY--SUBSEQUENT LOANS

                                                               % of Subsequent
                        Number of                                  Loans by
  Months Remaining to     Loans      Aggregate Principal    Outstanding Principal
  Scheduled Maturity    as of Cut-   Balance Outstanding        Balance as of
  as of Cut-off Date     off Date    as of Cut-off Date          Cut-off Date
  -------------------   ----------   -------------------    ---------------------
Less than 31...........        1             $9,759.43                0.01%
 31 to  60.............       70          1,076,704.22                0.86
 61 to  90.............       40            768,205.85                0.62
 91 to 120.............      565         12,056,785.68                9.66
121 to 150.............       31            716,291.94                0.57
151 to 180.............    1,195         30,917,931.05               24.76
181 to 210.............       43          1,001,620.60                0.80
211 to 240.............    1,067         25,165,882.34               20.16
241 to 270.............        2             51,062.63                0.04
271 to 300.............    1,766         53,086,063.83               42.52
301 to 330.............        0                  0.00                0.00
331 to 360.............        0                  0.00                0.00
                           -----       ---------------              ------
    Total..............    4,780       $124,850,307.57              100.00%
                           =====       ===============              ======

                         LIEN POSITION--SUBSEQUENT LOANS

                                                                  % of Subsequent
                         Number of                                    Loans by
                           Loans       Aggregate Principal     Outstanding Principal
                         as of Cut-    Balance Outstanding         Balance as of
Lien Position             off Date     as of Cut-off Date           Cut-off Date
-------------            ----------    -------------------     ---------------------

First...................       8         $    497,268.80                0.40%
Second..................   4,485          118,054,166.33               94.56
Third...................     284            6,209,021.47                4.97
Fourth..................       3               89,850.97                0.07
                           -----         ---------------              ------
    Total...............   4,780         $124,850,307.57              100.00%
                           =====         ===============              ======

                DISTRIBUTION OF CURRENT BALANCE--SUBSEQUENT LOANS

                                                                   % of Subsequent
                             Number of                                Loans by
                               Loans      Aggregate Principal   Outstanding Principal
     Distribution of         as of Cut-   Balance Outstanding       Balance as of
     Current Balance          off Date    as of Cut-off Date         Cut-off Date
     ---------------         ----------   -------------------   ---------------------

Less than $10,000.00......        140           1,329,586.86              1.06%
$10,000.00 - $19,999.99...      1,496          23,054,996.67             18.47
$20,000.00 - $29,999.99...      1,551          38,524,253.29             30.86
$30,000.00 - $39,999.99...        909          31,248,301.68             25.03
$40,000.00 - $49,999.99...        614          26,839,020.27             21.50
$50,000.00 - $59,999.99...         64           3,379,872.98              2.71
$60,000.00 and over.......          6             474,275.82              0.38
                                -----        ---------------            ------
    Total.................      4,780         124,850,307.57            100.00%
                                =====        ===============            ======

           GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--COMBINED
                          INITIAL AND SUBSEQUENT LOANS


                                                                  % OF
                                                                AGGREGATE
                                                                LOANS BY
                           NUMBER OF     AGGREGATE PRINCIPAL   OUTSTANDING
                           COMBINED           BALANCE           PRINCIPAL
                          LOANS AS OF    OUTSTANDING AS OF    BALANCE AS OF
     STATE                CUT-OFF DATE       CUT-OFF DATE     CUT-OFF DATE
     -----                ------------   -------------------  -------------
Alabama.................       312        $  7,186,450.77          2.61%
Arizona.................       449          12,231,040.30          4.45
Arkansas................        75           1,351,654.06          0.49
California..............       870          28,307,825.44         10.29
Colorado................       299           7,671,325.53          2.79
Connecticut.............       167           4,204,219.49          1.53
Delaware................        59           1,782,674.61          0.65
District of Columbia....         7             156,800.62          0.06
Florida.................       963          24,173,642.70          8.79
Georgia.................       365           9,449,454.09          3.44
Idaho...................        46             933,448.82          0.34
Illinois................       446          10,625,717.79          3.86
Indiana.................       253           5,906,431.16          2.15
Iowa....................       147           3,138,369.89          1.14
Kansas..................       113           2,025,300.88          0.74
Kentucky................       102           2,309,336.10          0.84
Louisiana...............       122           2,713,867.13          0.99
Maine...................        69           2,145,497.69          0.78
Maryland................       280           7,708,271.27          2.80
Massachusetts...........       156           4,192,556.73          1.52
Michigan................       517          11,766,648.91          4.28
Minnesota...............       233           5,421,215.57          1.97
Mississippi.............        93           1,957,958.58          0.71
Missouri................       298           6,148,176.31          2.24
Montana.................        35             741,963.15          0.27
Nebraska................        82           1,712,913.40          0.62
Nevada..................       238           6,855,364.48          2.49
New Hampshire...........        29             794,997.26          0.29
New Jersey..............       355          10,832,749.10          3.94
New Mexico..............        84           2,114,003.81          0.77
New York................       479          13,219,302.60          4.81
North Carolina..........       171           4,148,215.86          1.51
North Dakota............        27             665,017.05          0.24
Ohio....................       383           8,441,384.22          3.07
Oklahoma................       143           3,200,832.96          1.16
Oregon..................       128           3,614,780.73          1.31
Pennsylvania............       478          12,349,447.04          4.49
Rhode Island............        47           1,149,733.21          0.42
South Carolina..........       144           3,326,549.51          1.21
South Dakota............        47           1,023,793.73          0.37
Tennessee...............        97           2,312,308.61          0.84
Texas...................        21             569,601.63          0.21
Utah....................        51           1,271,790.56          0.46
Vermont.................         7             153,838.68          0.06
Virginia................       579          15,206,141.03          5.53
Washington..............       426          12,026,811.49          4.37
West Virginia...........        24             669,025.48          0.24
Wisconsin...............       183           4,252,167.78          1.55
Wyoming.................        41             830,292.95          0.30
                            ------        ---------------        ------
    Total...............    10,740        $274,990,910.76        100.00%
                            ======        ===============        ======


DISTRIBUTION OF ORIGINAL LOAN AMOUNTS--COMBINED INITIAL AND SUBSEQUENT LOANS

                                                                       % of Aggregate
                                Number of                                 Loans by
                                  Loans      Aggregate Principal    Outstanding Principal
   Original Contract            as of Cut-   Balance Outstanding        Balance as of
  Amount (In Dollars)            off Date    as of Cut-off Date          Cut-off Date
  -------------------           ----------   -------------------    ---------------------
Less than $10,000.00..........     107            $    805,594.18              0.29%
$ 10,000.00 to $ 19,999.99....    3,626             52,761,243.76             19.19
$ 20,000.00 to $ 29,999.99....    3,478             84,023,816.46             30.56
$ 30,000.00 to $ 39,999.99....    1,983             67,441,183.55             24.52
$ 40,000.00 to $ 49,999.99....    1,250             54,085,317.51             19.67
$ 50,000.00 to $ 59,999.99....      270             14,016,917.86              5.10
$ 60,000.00 and over..........       26              1,856,837.44              0.68
                                 ------           ---------------            ------
    Total.....................   10,740           $274,990,910.76            100.00%
                                 ======           ===============            ======


                LOAN RATES--COMBINED INITIAL AND SUBSEQUENT LOANS

                                                                        % of Aggregate
                               Number of                                   Loans by
                                 Loans       Aggregate Principal     Outstanding Principal
                               as of Cut-    Balance Outstanding         Balance as of
        Loan Rates              off Date     as of Cut-off Date           Cut-off Date
--------------------------     ----------    -------------------     ---------------------
 Less than 9.001%.........            162        $  5,925,068.45             2.15%
 9.001% to 10.000%........            224           7,895,994.42             2.87
10.001% to 11.000%........            410          14,237,507.02             5.18
11.001% to 12.000%........            458          14,581,759.67             5.30
12.001% to 13.000%........            587          17,734,484.58             6.45
13.001% to 14.000%........          1,136          30,979,438.11            11.27
14.001% to 15.000%........          2,053          55,825,652.22            20.30
15.001% to 16.000%........          2,148          54,193,653.48            19.71
16.001% to 17.000%........          2,205          48,805,507.96            17.75
17.001% to 18.000%........          1,081          20,396,027.45             7.42
18.001% to 19.000%........            229           3,596,732.69             1.31
Over 19.000%..............             47             819,084.71             0.30
                                   ------        ---------------           ------
    Total.................         10,740        $274,990,910.76           100.00%
                                   ======        ===============           ======

     REMAINING MONTHS TO MATURITY--COMBINED INITIAL AND SUBSEQUENT LOANS

                                                                % of Aggregate
                          Number of                                Loans by
  Months Remaining to       Loans      Aggregate Principal   Outstanding Principal
  Scheduled Maturity      as of Cut-   Balance Outstanding       Balance as of
  as of Cut-off Date       off Date    as of Cut-off Date         Cut-off Date
  -------------------     ----------   -------------------   ---------------------
Less than 31...........         1       $      9,759.43              0.00%
31 to 60...............       157          2,281,339.42              0.83
61 to 90...............       104          1,793,752.82              0.65
91 to 120..............     1,211         24,553,791.77              8.93
121 to 150.............        65          1,557,699.69              0.57
151 to 180.............     2,527         63,647,209.77             23.15
181 to 210.............       118          2,559,157.23              0.93
211 to 240.............     2,859         64,073,626.47             23.30
241 to 270.............         3             95,322.09              0.03
271 to 300.............     3,691        114,321,238.55             41.57
301 to 330.............         0                  0.00              0.00
331 to 360.............         4             98,013.52              0.04
                           ------       ---------------            ------
    Total..............    10,740       $274,990,910.76            100.00%
                           ======       ===============            ======

             LIEN POSITION--COMBINED INITIAL AND SUBSEQUENT LOANS

                                                                   % of Aggregate
                           Number of                                  Loans by
                             Loans       Aggregate Principal    Outstanding Principal
                           as of Cut-    Balance Outstanding        Balance as of
Lien Position               off Date     as of Cut-off Date          Cut-off Date
----------------------     ----------    -------------------    ---------------------
First...................       49          $  2,132,649.64              0.78%
Second..................    9,776           252,879,087.74             91.96
Third...................      911            19,872,819.34              7.23
Fourth..................        4               106,354.04              0.04
                           ------          ---------------            ------
    Total...............   10,740          $274,990,910.76            100.00%
                           ======          ===============            ======

     DISTRIBUTION OF CURRENT BALANCE--COMBINED INITIAL AND SUBSEQUENT LOANS

                                                                    % of Aggregate
                             Number of                                 Loans by
                               Loans      Aggregate Principal    Outstanding Principal
  Distribution of            as of Cut-   Balance Outstanding        Balance as of
  Current Balance             off Date     as of Cut-off Date          Cut-off Date
-------------------          ----------   -------------------    ---------------------
Less than $10,000.00......        420        $  3,898,222.92              1.42%
$10,000.00 - $19,999.99...      3,564          54,613,081.14             19.86
$20,000.00 - $29,999.99...      3,370          83,311,788.39             30.30
$30,000.00 - $39,999.99...      1,888          65,077,305.80             23.67
$40,000.00 - $49,999.99...      1,242          54,175,897.75             19.70
$50,000.00 - $59,999.99...        232          12,177,087.75              4.43
$60,000.00 and over.......         24           1,737,527.01              0.63
                               ------        ---------------            ------
    Total.................     10,740        $274,990,910.76            100.00%
                               ======        ===============            ======